Exhibit 32.2

Certification Pursuant to Section 906 of
The Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Dividend Capital Trust Inc., a Maryland corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”) that:

(3)                                  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2004	/s/ James R. Mulvihill
James R. Mulvihill
Chief Financial Officer and Treasurer